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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       December 4, 2003
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                              PanAmSat Corporation
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             (Exact name of registrant as specified in its charter)


         Delaware                     0-22531                   95-4607698
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

      20 Westport Road, Wilton, CT                                 06897
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code         (203) 210-8000
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        (Former name and former address, if changed since last report.)
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ITEM 5. OTHER EVENTS

The Company is updating current information provided with respect to insurance claims for two of its Boeing Model 702 spacecraft, Galaxy 11 and PAS-1R.

On February 19, 2003, the Company filed proofs of loss under the insurance policies for two of its Boeing model 702 spacecraft, Galaxy 11 and PAS-1R, for constructive total losses based on degradation of the solar panels. The insurance policies for Galaxy 11 and PAS-1R are in the amounts of approximately $289 million and $345 million, respectively, and both include a salvage provision for the Company to share 10% of future revenues from these satellites with the insurers if the respective proof of loss is accepted. On December 4, 2003, upon expiration of the time by which the insurers were required to accept or reject the claims under the insurance policies, the Company received letters from its insurers rejecting its proofs of loss and denying its claims. This action was anticipated by the Company. The Company expects to continue discussions with its insurers to adjust the claims and expects that negotiations will continue. If the Company concludes that a negotiated settlement of the claims is not possible on terms acceptable to it, the Company expects to commence arbitration to recover the losses. There can be no assurance as to the amount of any insurance proceeds, or that any insurance proceeds will be received in a timely manner.

This Report on Form 8-K includes statements that are not historical facts and are considered "forward-looking" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company's current views about future events. They are identified by their use of terms and phrases such as "believe," "expect," "plan," "anticipate", "possibility," "estimates," "projects" and similar expressions identifying their forward-looking character. Investors should not rely on these forward-looking statements as assurances of future events, because such statements are inherently subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from the company's expectations. The factors that may affect the outcome of such expectations include, but are not limited to factors detailed from time to time in the Company's filings with the SEC, including the Company's Annual Report on Form 10-K for the year ended December 31, 2002.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2003                 PANAMSAT CORPORATION
                                        Registrant

                                        By:    /s/  James W. Cuminale
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                                        Name:  James W. Cuminale
                                        Title: Executive Vice President, General
                                               Counsel and Secretary